Exhibit 99.2

Centerline Holding Company
Financial Overview
4Q11 | December 31, 2011

CENTERLINE CAPITAL GROUP
Table of Contents

 Centerline Corporate Overview    pg 3

 Equity Ownership Summary    pg 7

 Supplemental Financial Information   pg 9

 Glossary      pg 22

Corporate Office

 100 Church Street, 15th Floor
 New York, NY 10007
 Phone: 212-317-5700
 Fax: 212-588-2010
 www.centerline.com
 OTC Symbol: CLNH

Investor Contacts

 Rob Levy
 President, CFO and COO
 212-317-5700

 Denise Bernstein
 Investor Relations
 212-521-6451
This presentation contains forward-looking statements about
Centerline Holding Company. Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation
Reform Act of 1995. Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are detailed in Centerline Holding Company's most recent Annual
Report on Form 10-K filed with the Securities and Exchange
Commission, and include, among others, business limitations
caused by adverse changes in real estate and credit markets and general economic and business conditions; our ability to generate new income sources, raise capital for investment funds and
maintain business relationships with providers and users of capital;
changes in applicable laws and regulations; our tax treatment, the tax treatment of our subsidiaries and the tax treatment of our investments; risk of allocations of income to our shareholders without corresponding cash distributions; possible adverse effects of a future issuance of shares or a reverse share split; possible deterioration in cash flows generated by material investments, such as the Freddie Mac B-Certificate; competition with other
companies; risk of loss under mortgage banking loss sharing
agreements; and risks associated with providing credit
intermediation. Words such as "anticipates", "expects", "intends",
"plans", "believes", "seeks", "estimates" and similar expressions are intended to identify forward-looking statements. Such forward-
looking statements speak only as of the date of this document.
Centerline Holding Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Centerline Holding Company's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

CENTERLINE CAPITAL GROUP
Centerline Corporate Overview

Corporate Overview
Centerline Capital Group (“Centerline”), a subsidiary of Centerline Holding Company (OTC:CLNH), provides real estate financing and asset management services, focused on affordable and conventional multifamily housing. We offer a range of both debt financing, equity investment products, and asset management services to developers, owners and investors.

Our core businesses include:
 • Low-Income Housing Tax Credit (“LIHTC”) syndication, fund management, asset and portfolio management, and affordable debt
 • Affordable and conventional multifamily lending, primarily as a Fannie Mae DUS lender, Freddie Mac seller-servicer, and FHA-approved mortgage provider
 • Centerline, or its predecessor companies, has been in continuous operation since 1972.

Affordable Housing and Asset Management
 • Centerline has been a leader in the affordable housing industry since creation of the LIHTC program in 1986. We have raised over $10.0 billion in equity from institutional and retail investors as a sponsor of 136 public and private real estate investment funds.
 • We manage one of the largest tax credit portfolios in the United States; we currently have $9.3 billion under management.
 • Centerline has invested in over 1,200 affordable multifamily rental assets in 47 states, Washington DC and Puerto Rico.

Mortgage Banking and Affordable Housing Debt
 • We started in the agency mortgage loan industry in 1988; our current agency mortgage loan portfolio stands at about $9 billion.
 • Since 1988 we have originated over $8 billion in Fannie Mae loans, and we have originated over $2.7 billion in Freddie Mac loans since 1996.

ASSET MANAGEMENT
Centerline monitors and manages a growing portfolio of
multifamily real estate assets comprising 147,000 units.
We manage properties for our investors’ proprietary and
multi-investor funds, as well as Centerline’s own
portfolio. Our primary goal is to avoid, mitigate and
manage risk for the assets we oversee while
maximizing returns to our investors. We work closely
with our developer partners, property management
firms and other service providers ensuring we meet our
goals.
5
Business Groups
MORTGAGE BANKING
We provide mortgage financing for conventional
multifamily properties across the United States.
Centerline originates loans for multifamily properties,
manufactured housing and student housing, as well as
bridge loans for multifamily properties that meet GSE
criteria. We also have the capability to provide small
loans, and non-agency financing executions on
multifamily assets.
AFFORDABLE HOUSING DEBT
Centerline offers a broad range of financing options and
deal structuring expertise to developers, owners, and
managers of affordable housing communities.
Centerline uses its Fannie Mae DUS license, Freddie
Mac relationship, FHA MAP designation along with
other strategic partnerships to provide alternatives for
all forms of affordable housing debt needs including: tax
-exempt bonds, taxable financings, forward
commitments, moderate and substantial rehabilitation,
bridge loans, and preservation transactions.
AFFORDABLE HOUSING EQUITY
Centerline invests capital raised from institutional
investors as equity in affordable housing tax credit
developments. We structure, market and manage new
tax credit funds, originate affordable housing equity
investments nationwide, and offer disposition and
refinancing services to maximize asset value.
Centerline raises equity capital from a range of banks,
insurance companies and corporate investors. We
invest this capital in properties developed by national
and local real estate developers.

Competitive Advantages
EXPERTISE.

•   We have a 40-year track record of continuous operation through various real estate and economic cycles.
•   We originate, underwrite, service, asset manage, refinance or sell assets through all phases of their life cycles.
•   We are an industry leader in affordable and multifamily housing finance.
RELATIONSHIPS.

•   We have direct relationships with real estate developers and owners.
•   We have strategic relationships with GSEs, banks, insurance companies and other institutional investors.
SOLUTIONS.
•   We offer a broad spectrum of financing and investment products tailored to meet specific client goals.
•   We have a depth and breadth of asset management and originations services.
•   We mitigate and manage risk to ensure the best possible returns on investments.

CENTERLINE CAPITAL GROUP
Equity Ownership Summary

centerline
capital group

C3 Initial Assets LLC (Island) 39%
Other Common Shareholders 16%
Bank of America 8%
Wells Fargo 8%
FDIC 7%
Natixis Financial Products 5%
Citibank 4%
The Related Companies 3%
Capital One 2%
Other Preferred and SCU shareholders[1] 8%

Ownership Type	Shares	Common Share Equivalent	% of Ownership of Outstanding Shares
Common Shares	349,165,831	349,165,831	96.6%
Special Common Units (SCU Shares)	11,867,236	11,867,236	3.3%
Series A CRA Preferred Shares	320,291	320,291	0.1%
Total Equity	**361,353,358**	**361,353,358**	**100.0%**

Equity Ownership as of December 31, 2011
(1)  The FDIC, in its capacity as Receiver, is the record owner of common shares on behalf of the following entities: California National Bank, California Savings Bank, San Diego National Bank, Indy Mac Bank, F.S.B.,
       North Houston Bank, and Community Bank & Trust.
(2) Shareholders are subject to Lock-Up Agreements pursuant to which they may not offer, sell, offer to sell, contract to sell, grant and option to purchase or otherwise sell or dispose of any of their
        Centerline equity interests.
(1)
(2)
(2)
(2)
(2)

CENTERLINE CAPITAL GROUP
Supplemental Financial Statements
The accompanying “As Adjusted” balance sheets and statements of operations are not in accordance with
GAAP, are presented for the purpose of enhancing the understanding of the economics of our business, and may not be comparable to figures reported by other companies.

centerline capital group

Consolidated Balance Sheet

(in thousands)	December 31, 2011 As Reported (GAAP)	December 31, 2011 As Adjusted[1]	December 31, 2010 As Reported (GAAP)	December 31, 2010 As Adjusted[1]
Assets				
Cash and cash equivalents	$ 95,992	$ 23,986	$ 119,598	$ 24,208
Restricted cash	16,185	16,185	13,231	13,231
Investments				
Available-for-sale	394,355	70,705	485,280	39,678
Equity method	8,794	8,794	5,635	5,635
Mortgage loans held for sale and other assets	190,192	190,192	77,287	77,287
Investments in and loans to affiliates, net	5,641	165,151	510	96,185
Intangible assets, net	8,784	8,784	9,494	9,494
Mortgage servicing rights, net	72,520	72,939	65,614	66,130
Deferred costs and other assets, net	75,791	20,360	76,686	19,667
Investments held by Consolidated Partnerships	3,079,803	-	3,302,667	-
Other assets of Consolidated Partnerships	725,241	-	849,738	-
Assets of Discontinued Operations	-	-	18	18
Total Assets	**$ 4,673,298**	**$ 577,096**	**$ 5,005,758**	**$ 351,533**
Liabilities and Equity				
Liabilities				
Notes payable and other borrowings	$ 322,849	$ 322,849	$ 231,374	$ 209,681
Financing arrangements and secured financing	618,163	-	665,875	-
Preferred shares of subsidiary (subject to mandatory repurchase)	55,000	-	55,000	-
Accounts payable, accrued expenses and other liabilities	187,230	99,680	237,804	92,413
Liabilities of Consolidated Partnerships	608,145	-	497,105	-
Total Liabilities	1,791,387	422,529	1,687,158	302,094
Mezzanine Equity				
Redeemable securities	6,000	6,000	12,462	12,462
Equity				
Centerline Holding Company	210,751	230,922	161,304	125,277
Non-controlling interests	2,665,160	(82,355)	3,144,834	(88,300)
Total Liabilities and Equity	**$ 4,673,298**	**$ 577,096**	**$ 5,005,758**	**$ 351,533**

(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust. Refer to Pages
17-18 for further details.

centerline capital group

($000s)		December 31, 2011
Assets		
Cash and cash equivalents	$	23,986
Restricted cash		16,185
Investments:		
Available-for-sale		70,705
Equity method		8,794
Mortgage loans held for sale and other assets		190,192
Investments in and loans to affiliates, net		165,151
Intangible assets, net		8,784
Mortgage servicing rights, net		72,939
Deferred costs and other assets, net		20,360
Total Assets	$	577,096
Liabilities		
Notes payable and other borrowings	$	322,849
Accounts payable, accrued expenses and other liabilities		99,680
Total Liabilities		422,529
Mezzanine Equity		
Redeemable securities		6,000
Equity		
Centerline Holding Company total		230,922
Non-controlling interests		(82,355)
Total Liabilities and Equity	$	577,096

Investments - Available-for-sale		
Freddie Mac B certificates	$	66,488
Mortgage revenue bonds		4,217
Total		**70,705**

Investments - Equity method and Other		
Mortgage loans held for sale	$	188,855
Equity interests in LIHTC properties		8,794
Mortgage loans held for investment		1,335
Other		2
Total		**198,986**

Investments in and loans to affiliates		
Equity interest in Credit Risk Products subsidiaries	$	88,968
Fund advances related to property partnerships, net		23,264
Equity interest in Equity Issuer Trust subsidiary		23,255
Fees receivable, net		23,872
Other		5,792
Total		**165,151**

Deferred costs and other assets, net		
Other Receivables	$	4,548
Property, plant and equipment		3,926
Prepaid Expenses		3,894
Income tax receivable		3,670
Fees receivable		2,503
Net deferred costs		1,421
Interest receivable		398
Total	**$**	**20,360**

As Adjusted Balance Sheet
Asset Detail

centerline capital group

($000s)		December 31, 2011
Assets		
Cash and cash equivalents	$	23,986
Restricted cash		16,185
Investments:		
Available-for-sale		70,705
Equity method		8,794
Mortgage loans held for sale and other assets		190,192
Investments in and loans to affiliates, net		165,151
Intangible assets, net		8,784
Mortgage servicing rights, net		72,939
Deferred costs and other assets, net		20,360
Total Assets	$	577,096
Liabilities		
Notes payable and other borrowings	$	322,849
Accounts payable, accrued expenses and other liabilities		99,680
Total Liabilities		422,529
Mezzanine Equity		
Redeemable securities		6,000
Equity		
Centerline Holding Company total		230,922
Non-controlling interests		(82,355)
Total Liabilities and Equity	$	577,096

Notes Payable		
Term loan		
Loan size	$	125,014
Rate		LIBOR + 3.00%
Rate at period end		3.27%
Maturity date		Mar-17
Revolving credit facility		
Facility size	$	37,000
Outstanding balance at period end	$	12,100
Rate		LIBOR + 3.00%
Rate at period end		3.27%
Maturity date		Mar-15
Mortgage banking warehouse facility		
Facility size	$	150,000
Outstanding balance at period end	$	105,615
Rate for facility expiring on 9/12		LIBOR + 2.50%
Rate for facility expiring on 11/12		LIBOR + 2.75%
Rate at period end		2.91%
Multifamily ASAP warehouse facility		
Outstanding balance at period end	$	71,670
Rate at period end		1.70%
Facility expiration date		N/A
Uncommitted Warehouse Repurchase Facility		
Outstanding balance at period end	$	8,450
Rate (minimum/maximum apply)		LIBOR + 3.50%
Rate at period end		4.00%
Facility expiration date		Nov-12

Accounts payable, accrued expenses and other liabilities		
Derivative liability	$	28,737
Loan loss reserve		21,715
Salaries and benefits payable		15,067
Deferred revenues		14,236
Accrued expenses		9,158
Accounts payable		3,957
Unfunded escrow		2,077
Restructuring costs payable		1,635
Income tax reserves		1,568
Accrued interest payable		1,190
Accrued fund organziation and offering expenses		340

12

As Adjusted Balance Sheet (cont.)
Liability Detail

centerline capital group

(in thousands, except per share data)	Three Months Ended December 31, 2011 As Reported (GAAP)	2011 As Adjusted [1]	2010 As Reported (GAAP)	2010 As Adjusted [1]
Revenues:				
Interest income:				
Interest income	$ 15,021	$ 7,450	$ 10,742	$ 2,827
Fee Income	18,905	32,270	9,694	25,587
Other revenues[2]	11,840	13,390	9,294	15,342
Revenues of Consolidated Partnerships	25,296	-	28,650	-
Total revenues	**71,062**	**53,110**	**58,380**	**43,756**
Expenses:				
General and administrative:				
Salaries and benefits	12,324	12,324	10,461	10,461
Other	10,627	10,937	10,261	10,852
Total general and administrative expenses	22,951	23,261	20,722	21,313
Provision (recovery) for losses, net	(4,407)	(6,329)	15,185	5,820
Total Interest Expenses	14,777	3,969	8,759	(4,315)
Depreciation and amortization	4,834	4,680	5,566	5,160
Write-off of goodwill and intangible assets	-	-	93,283	93,283
Loss on impairment of assets	-	-	16,369	16,369
Interest and other expenses of Consolidated Partnerships	67,495	-	41,465	-
Total expenses	**105,650**	**25,581**	**201,349**	**137,630**
Income (loss) before other income	**(34,588)**	**27,529**	**(142,969)**	**(93,874)**
Equity and other income (loss)	-	(678)	419	(9,729)
Gain on settlement of liability	4,574	4,574	-	-
Gain from repayment or sale of investments	-	-	1,747	1,745
Other loss from Consolidated Partnerships	(58,009)	-	(68,555)	(2)
Income (loss) from continuing operations before income taxes	**(88,023)**	**31,425**	**(209,358)**	**(101,860)**
Income tax provision - continuing operations	656	656	(511)	(511)
Net income (loss) from continuing operations	(87,367)	32,081	(209,869)	(102,371)
Net income from discontinued operations	-	-	633	633
Net income (loss)*	(87,367)	32,081	(209,236)	(101,738)
Net income (loss) attributable to non-controlling interests	120,992	-	110,901	2,067
Net income attributable to Centerline Holding Company shareholders	33,625	32,081	(98,335)	(99,671)
Net income per share:				
Basic				
Income from continuing operations	$ 0.10	$ 0.09	$ (0.28)	$ (0.30)
Income from discontinued operations	$ -	$ -	$ - [3]	$ - [3]
Diluted				
Income from continuing operations	$ 0.10	$ 0.09	$ (0.28)	$ (0.30)
Income from discontinued operations	$ -	$ -	$ - [3]	$ - [3]
Weighted average shares outstanding:				
Basic	349,166	349,166	348,302	348,302
Diluted	349,166	349,166	348,302	348,302

Consolidated Statement of Operations (4Q11)
(1) Adjusted to exclude Consolidated
 Partnerships, mortgage revenue
 bonds re-securitized in December
 2007, Credit Risk Products and
 Equity Issuer Trust.
(2) Includes prepayment penalties,
 expense reimbursements, gains on
 sales of mortgage loans and other
 revenues.
(3) Amounts calculate to less than one
 cent per share.

centerline capital group

Consolidated Statement of Operations (FY 2011)

(in thousands, except per share data)	2011 As Reported (GAAP)	2011 As Adjusted [1]	2010 As Reported (GAAP)	2010 As Adjusted [1]
	Year Ended December 31,			
Revenues:				
Interest income:				
Interest income	$ 45,069	$ 22,181	$ 44,096	$ 15,382
Fee Income	43,843	74,540	33,154	71,379
Other revenues [2]	34,671	41,864	29,734	38,800
Revenues of Consolidated Partnerships	105,307	-	112,173	-
Total revenues	**228,890**	**138,585**	**219,157**	**125,561**
Expenses:				
General and administrative:				
Salaries and benefits	47,115	47,115	45,366	45,323
Other	47,711	43,139	82,106	54,365
Total general and administrative expenses*	94,826	90,254	127,472	99,688
Provision (recovery) for losses, net*	(52,712)	(2,244)	(77,908)	(94,673)
Total Interest Expenses*	68,830	24,502	65,060	15,521
Depreciation and amortization	15,800	14,914	23,271	21,446
Write-off of goodwill and intangible assets	-	-	93,283	93,283
Loss on impairment of assets*	-	-	75,887	75,887
Interest and other expenses of Consolidated Partnerships	305,365	-	266,481	-
Total expenses	**432,109**	**127,426**	**573,546**	**211,152**
Income (loss) before other income	**(203,219)**	**11,159**	**(354,389)**	**(85,591)**
Equity and other income (loss)	-	47,992	220	(40,840)
Gain on settlement of liability*	8,942	6,330	25,253	23,309
Gain from repayment or sale of investments	1,457	137	4,070	1,975
Other loss from Consolidated Partnerships	(295,843)	-	(368,481)	-
Income (loss) from continuing operations before income taxes	**(488,663)**	**65,618**	**(693,327)**	**(101,147)**
Income tax provision - continuing operations	564	513	(610)	(610)
Net income (loss) from continuing operations	(488,099)	66,131	(693,937)	(101,757)
Net income from discontinued operations	253	253	161,278	71,360
Net income (loss)*	(487,846)	66,384	(532,659)	(30,397)
Net income (loss) attributable to non-controlling interests	555,730	-	507,834	982
Net income attributable to Centerline Holding Company shareholders*	67,884	66,384	(24,825)	(29,415)
Net income per share:				
Basic				
Income from continuing operations	$ 0.19	$ 0.19	$ 0.72 [4]	$ 0.70 [4]
Income from discontinued operations	$ - [3]	$ - [3]	$ 0.24 [4]	$ 0.24 [4]
Diluted				
Income from continuing operations	$ 0.19	$ 0.19	$ 0.72 [4]	$ 0.70 [4]
Income from discontinued operations	$ - [3]	$ - [3]	$ 0.24 [4]	$ 0.24 [4]
Weighted average shares outstanding:				
Basic	349,038	349,038	297,088	297,088
Diluted	349,038	349,038	297,802	297,802

(3) *2011 Amounts calculate to less than one cent per share.*

(4) *The numerator of the calculation of basic and diluted net income per share includes the reversal of all preferred dividends in arrears upon conversion of the preferred CRA shares into Special Series A Shares, and the effect of redeemable share conversions.*

centerline capital group

($000s, except per share amounts)		December 31, 2011
Revenues		
Interest income	$	7,450
Fee income		32,270
Other revenues		13,390
Total Revenues		53,110
Expenses		
General and administrative		23,261
Provision (recovery) for losses, net		(6,329)
Interest expense		3,969
Depreciation and amortization		4,680
Loss on impairment of assets		-
Total Expenses		25,581
Loss before other income		27,529
Equity and other income, net		(678)
Gain on settlement of liability		4,574
Gain from repayment or sale of investments, net		-
Income from continuing operations before income taxes		31,425
Income tax provision - continuing operations		656
Net loss from continuing operations		32,081
Net income attributable to Centerline Holding Company shareholders	$	32,081

Interest income		
Freddie Mac Certificates		5,749
Escrow balances		28
Mortgage Revenue Bonds		151
Other		1,522
Total		7,450
Fee income		
AH Asset Management		23,295
Mortgage Banking loan servicing		6,000
Mortgage Banking loan originations		2,950
Other	$	25
Total		32,270
Other revenues		
Gain on sale of mortgage loans	$	10,583
AH Expense reimbursements		1,868
Prepayment penalties		449
Other		490
Total		13,390
Equity and other income, net		
Equity income in Credit Risk Products subsidiaries	$	(678)

Investment Income 14%
Transactional Income 26%
Investment Management Income 60%

Q4 2011 As Adjusted Income Statement
Revenue & Equity Income Detail

centerline capital group

($000s, except per share amounts)		December 31, 2011
Revenues		
Interest income	$	22,181
Fee income		74,540
Other revenues		41,864
Total Revenues		138,585
Expenses		
General and administrative		90,254
Provision (recovery) for losses, net		(2,244)
Interest expense		24,502
Depreciation and amortization		14,914
Total Expenses		127,426
(Loss) before other income		11,159
Equity and other income, net		47,992
Gain on settlement of liability		6,330
Gain from repayment or sale of investments, net		137
Income from continuing operations before income taxes		65,618
Income tax provision - continuing operations		513
Net income from continuing operations		66,131
Income from discontinued operations		253
Net income attributable to Centerline Holding Company shareholders	$	66,384

Interest income		
Freddie Mac Certificates	$	15,418
Escrow balances		674
Mortgage Revenue Bonds		613
Other		5,476
Total		22,181

Fee income		
AH Asset Management	$	43,645
Mortgage Banking loan servicing		23,252
Mortgage Banking loan originations		6,158
Other		1,485
Total		74,540

Other revenues		
Gain on sale of mortgage loans	$	31,452
AH Expense reimbursements		7,835
Prepayment penalties		714
Other		1,863
Total		41,864

Equity and other income, net		
Equity income in Credit Risk Products subsidiaries	$	47,992

Investment Income 14%
Transactional Income 26%
Investment Management Income 60%

FY 2011 As Adjusted Income Statement
Revenue & Equity Income Detail

centerline capital group

Q4 2011 Detailed As Adjusted Balance Sheet

(in thousands)	December 31, 2011					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted[1]
Assets						
Cash and cash equivalents	$ 95,992	$ -	$ -	$ (71,978)	$ (28)	$ 23,986
Restricted cash	16,185	-	-	-	-	16,185
Investments						
Available-for-sale	394,355	341,374	(466,102)	(19,294)	(179,628)	70,705
Equity method	8,794	-	-	-	-	8,794
Mortgage loans held for sale and other assets	190,192	-	-	-	-	190,192
Investments in and loans to affiliates, net	5,641	47,278	-	88,968	23,264	165,151
Intangible assets, net	8,784	-	-	-	-	8,784
Mortgage servicing rights, net	72,520	-	419	-	-	72,939
Deferred costs and other assets, net	75,791	2,715	(5,942)	(48,756)	(3,448)	20,360
Investments held by Consolidated Partnerships	3,079,803	(3,079,803)	-	-	-	-
Other assets of Consolidated Partnerships	725,241	(725,241)	-	-	-	-
Total Assets	**$ 4,673,298**	**$ (3,413,677)**	**$ (471,625)**	**$ (51,060)**	**$ (159,840)**	**$ 577,096**
Liabilities and Equity						
Liabilities						
Notes payable	$ 322,849	$ -	$ -	$ -	$ -	$ 322,849
Financing arrangements and secured financing	618,163	-	(618,163)	-	-	-
Preferred shares of subsidiary (subject to mandatory repurchase)	55,000	-	-	-	(55,000)	-
Accounts payable, accrued expenses and other liabilities	187,230	-	(3,377)	(83,333)	(840)	99,680
Liabilities of Consolidated Partnerships	608,145	(607,231)	(914)	-	-	-
Total Liabilities	1,791,387	(607,231)	(622,454)	(83,333)	(55,840)	422,529
Mezzanine Equity						
Redeemable securities	6,000	-	-	-	-	6,000
Equity						
Centerline Holding Company	210,751	(172,843)	150,829	42,185	-	230,922
Non-controlling interests	2,665,160	(2,633,603)	-	(9,912)	(104,000)	(82,355)
Total Liabilities and Equity	**$ 4,673,298**	**$ (3,413,677)**	**$ (471,625)**	**$ (51,060)**	**$ (159,840)**	**$ 577,096**

(1)    Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust.

centerline capital group

Q4 2010 Detailed As Adjusted Balance Sheet

(in thousands)	December 31, 2010					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Assets						
Cash and cash equivalents	$ 119,598	$ -	$ -	$ (95,188)	$ (202)	$ 24,208
Restricted cash	13,231	-	-	-	-	13,231
Investments						
Available-for-sale	485,280	364,913	(615,058)	(18,389)	(177,068)	39,678
Equity method	5,635	-	-	-	-	5,635
Mortgage loans held for sale and other assets	77,287	-	-	-	-	77,287
Investments in and loans to affiliates, net	510	41,559	-	32,929	21,187	96,185
Intangible assets, net	9,494	-	-	-	-	9,494
Mortgage servicing rights, net	65,614	-	516	-	-	66,130
Deferred costs and other assets, net	76,686	2,468	(5,948)	(49,783)	(3,756)	19,667
Investments held by Consolidated Partnerships	3,302,667	(3,302,667)	-	-	-	-
Other assets of Consolidated Partnerships	849,738	(849,738)	-	-	-	-
Assets of Discontinued Operations	18	-	-	-	-	18
Total Assets	**$ 5,005,758**	**$ (3,743,465)**	**$ (620,490)**	**$ (130,431)**	**$ (159,839)**	**$ 351,533**
Liabilities and Equity						
Liabilities						
Notes payable	$ 231,374	$ -	$ -	$ (21,693)	$ -	$ 209,681
Financing arrangements and secured financing	665,875	-	(665,875)	-	-	-
Preferred shares of subsidiary (subject to mandatory repurchase)	55,000	-	-	-	(55,000)	-
Accounts payable, accrued expenses and other liabilities	237,804	-	(3,442)	(141,110)	(839)	92,413
Liabilities of Consolidated Partnerships	497,105	(497,105)	-	-	-	-
Total Liabilities	1,687,158	(497,105)	(669,317)	(162,803)	(55,839)	302,094
Mezzanine Equity						
Redeemable securities	12,462	-	-	-	-	12,462
Equity						
Centerline Holding Company	161,304	(121,605)	48,827	36,751	-	125,277
Non-controlling interests	3,144,834	(3,124,755)	-	(4,379)	(104,000)	(88,300)
Total Liabilities and Equity	**$ 5,005,758**	**$ (3,743,465)**	**$ (620,490)**	**$ (130,431)**	**$ (159,839)**	**$ 351,533**

(1)    Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust.

centerline capital group

Q4 2011 Detailed As Adjusted Income Statement

(in thousands, except per share data)

	Three Months Ended December 31, 2011					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Revenues:						
Interest income:						
Interest income	$ 15,021	$ 7,096	$ (11,850)	$ (301)	$ (2,516)	$ 7,450
Fee Income	18,905	13,768	297	(700)	-	32,270
Other revenues [2]	11,840	1,469	(18)	99	-	13,390
Revenues of Consolidated Partnerships	25,296	(25,296)	-	-	-	-
Total revenues	**71,062**	**(2,963)**	**(11,571)**	**(902)**	**(2,516)**	**53,110**
Expenses:						
General and administrative:						
Salaries and benefits	12,324	-	-	-	-	12,324
Other	10,627	-	-	320	(10)	10,937
Total general and administrative expenses	22,951	-	-	320	(10)	23,261
Provision (recovery) for losses, net	(4,407)	-	-	(1,922)	-	(6,329)
Total Interest Expense	14,777	-	(9,973)	125	(960)	3,969
Depreciation and amortization	4,834	-	(51)	(25)	(78)	4,680
Interest and other expenses of Consolidated Partnerships	67,495	(67,495)	-	-	-	-
Total expenses	**105,650**	**(67,495)**	**(10,024)**	**(1,502)**	**(1,048)**	**25,581**
Income (loss) before other income	**(34,588)**	**64,532**	**(1,547)**	**600**	**(1,468)**	**27,529**
Equity and other income (loss)	-	-	-	(590)	(88)	(678)
Gain on settlement of liabilities	4,574	-	-	-	-	4,574
Gain from repayment or sale of investments	-	-	-	-	-	-
Other loss from Consolidated Partnerships	(58,009)	58,009	-	-	-	-
Loss from continuing operations before income taxes	**(88,023)**	**122,541**	**(1,547)**	**10**	**(1,556)**	**31,425**
Income tax provision - continuing operations	656	-	-	-	-	656
Net loss from continuing operations	**(87,367)**	**122,541**	**(1,547)**	**10**	**(1,556)**	**32,081**
Net income (loss) attributable to non-controlling interests	120,992	(122,538)	-	(10)	1,556	-
Net income (loss) attributable to Centerline Holding Company shareholders	**33,625**	**3**	**(1,547)**	**-**	**0**	**32,081**
Net income per share:						
Basic						
Income from continuing operations	$ 0.10					$ 0.09
Income from discontinued operations	$ - [3]					$ - [3]
Diluted						
Income from continuing operations	$ 0.10					$ 0.09
Income from discontinued operations	$ - [3]					$ - [3]
Weighted average shares outstanding:						
Basic	349,166					349,166
Diluted	349,166					349,166

(1) Refer to page21 for further details.

(2) Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.
(3) Amounts calculate to less than one cent per share.

centerline capital group

FY 2011 Detailed As Adjusted Income Statement

(in thousands, except per share data)

	Year Ended December 31, 2011					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Revenues:						
Interest income	$ 45,069	$ 31,439	$ (42,499)	$ (1,763)	$ (10,065)	$ 22,181
Fee Income	43,843	33,224	1,187	(3,714)	-	74,540
Other revenues [2]	34,671	6,936	(74)	377	(46)	41,864
Revenues of Consolidated Partnerships	105,307	(105,307)	-	-	-	-
Total revenues	**228,890**	**(33,708)**	**(41,386)**	**(5,100)**	**(10,111)**	**138,585**
Expenses:						
General and administrative:						
Salaries and benefits	47,115	-	-	-	-	47,115
Other	47,711	-	-	(4,417)	(155)	43,139
Total general and administrative expenses	94,826	-	-	(4,417)	(155)	90,254
Provision (recovery) for losses, net	(52,712)	-	-	50,468	-	(2,244)
Total Interest Expense	68,830	-	(40,716)	228	(3,840)	24,502
Depreciation and amortization	15,800	-	(479)	(99)	(308)	14,914
Interest and other expenses of Consolidated Partnerships	305,365	(305,365)	-	-	-	-
Total expenses	**432,109**	**(305,365)**	**(41,195)**	**46,180**	**(4,303)**	**127,426**
Income (loss) before other income	**(203,219)**	**271,657**	**(191)**	**(51,280)**	**(5,808)**	**11,159**
Equity and other income (loss)	-	-	-	48,409	(417)	47,992
Gain on settlement of liabilities	8,942	-	-	(2,612)	-	6,330
Gain from repayment or sale of investments	1,457	-	(1,320)	-	-	137
Other loss from Consolidated Partnerships	(295,843)	295,843	-	-	-	-
Loss from continuing operations before income taxes	**(488,663)**	**567,500**	**(1,511)**	**(5,483)**	**(6,225)**	**65,618**
Income tax provision - continuing operations	564	-	-	(51)	-	513
Net loss from continuing operations	(488,099)	567,500	(1,511)	(5,534)	(6,225)	66,131
Net income (loss) from discontinued operations	253	-	-	-	-	253
Net income (loss)	**(487,846)**	**567,500**	**(1,511)**	**(5,534)**	**(6,225)**	**66,384**
Net income (loss) attributable to non-controlling interests	555,730	(567,489)	-	5,534	6,225	-
Net income (loss) attributable to Centerline Holding Company shareholders	**67,884**	**11**	**(1,511)**	**-**	**0**	**66,384**
Net income per share:						
Basic						
Income from continuing operations	$ 0.19					$ 0.19
Income from discontinued operations	$ - [3]					$ - [3]
Diluted						
Income from continuing operations	$ 0.19					$ 0.19
Income from discontinued operations	$ - [3]					$ - [3]
Weighted average shares outstanding:						
Basic	349,038					349,038
Diluted	349,038					349,038

(1) Refer to Page 21 for further details.
(2) Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.
(3) Amounts calculate to less than one cent per share.

P&L Adjustments - Details
Consolidated Partnerships
Centerline’s operating results include the results of Tax Credit Fund Partnerships as well as Property Partnerships that Centerline controls and that are required to be consolidated pursuant to various accounting pronouncements but in which it has practically no economic interest in. As Centerline has no economic interest in these partnerships, the net losses they generated were allocated almost entirely to the Partnerships' investors. The consolidation, therefore, has an insignificant impact on net income (loss), although certain Centerline operating results are eliminated in consolidation, and operating results of the consolidated partnerships are reflected in the income statement.
Given the above, the Company is presenting its operating results adjusted to exclude the impact of such partnerships’ consolidation.
Mortgage Revenue Bonds
For GAAP reporting purposes, consummation of the December 2007 Re-Securitization with Freddie Mac constituted a sale of the mortgage revenue bond investments, with the exception of certain bonds for which our continuing involvement precluded sale treatment. The Company is presenting its operating results adjusted to reflect all mortgage revenue bonds included in the December 2007 Re-Securitization as sold.
➢The balance sheet adjustments primarily relate to cash and deposits receivable which collateralize credit intermediation agreements, outstanding under a senior credit facility with no recourse to Centerline, loss reserves for credit intermediation agreements, deferred income, and fees payable for the restructuring of certain credit intermediation agreements.
➢The income statement adjustments primarily relate to fee income on credit intermediation agreements, provision for losses on credit intermediation agreements, fee expense relating to certain restructured credit intermediation agreements and equity income on the investment in Credit Risk Product subsidiaries.
Centerline Equity Issuer Trust (“EIT”)
Centerline’s operating results include the income related to Series A-1 Freddie Mac Certificates, and expenses related to preferred shares issued by EIT, a special purpose entity. Such preferred shares are secured by EIT’s assets, are non-recourse to Centerline and shares are fully defeased in principle and maturity by the Freddie Mac A-1 certificates. Accordingly, the
Company is presenting its operating results adjusted to exclude the impact of EIT’s consolidation.
Credit Risk Products
In connection with the March 2010 Restructuring, a series of transactions were entered into whereby the Company’s and its Centerline Capital Group Inc. subsidiary’s obligations under back to back credit default swaps issued to two counterparties where assigned and assumed by certain isolated special purpose entities, relieving the Company’s assets from exposure to potential contingent liabilities. While the credit default counterparties have significant consent rights with respect to key activities of the isolated special purpose entities, the Company consolidates the isolated special purpose entities for GAAP purposes. The Company has adjusted its operating results to reflect such isolated special purpose entities as if they were equity method investments.

centerline capital group

As Reported - The reported figures that are in accordance with GAAP.

Convertible Redeemable Community Reinvestment Act Shares ("CRA Shares") - CRA Shares issued by Centerline Holding Company. CRA Shares are economically the same as common shares, and dividends for both are the same with no preference in liquidation or dividend payment. For presentation purposes, basic and diluted per share data include both common and CRA Shares. As a result of the March 2010 Restructuring, Centerline converted most of its CRA Shares into Special Series A Shares.

December 2007 Re-securitization - In December 2007, we completed the re-securitization of most of our mortgage revenue bond portfolio with Freddie Mac. For accounting purposes, consummation of this transaction constituted a sale of the mortgage revenue bond investments, with the exception of certain bonds for which our continuing involvement precluded sale treatment.

Discontinued Operations - As a result of the March 2010 Restructuring, Centerline exited the Commercial Real Estate Fund Management and Portfolio Management operating segments.

LIBOR - The London InterBank Offered Rate ("LIBOR") is the rate on dollar denominated deposits, also known as Eurodollars, traded between banks in London. The index is quoted for one-month, three-month, six-month and one-year periods. The LIBOR rate is an average of rate quotes from five major banks.

LIHTC - Multifamily properties that generate Low-Income Housing Tax Credits.

Non-controlling interests - In connection with acquisitions, the Company issued non-controlling interests that are convertible into common shares of Centerline Holding Company:

SCUs (Special Common Units) - Issued at the time of the Centerline Affordable Housing Advisors LLC acquisition in the fourth quarter of 2003. Distributions for 1.5 million of the shares outstanding are payable pari passu with common; equal to common dividend by .72.

Non-controlling interests also includes the limited partners interest in the Consolidated Partnerships, third party ownership in Centerline Financial Holdings LLC and preferred shares of our EIT subsidiary.

Preferred Shares of subsidiary subject to mandatory redemption / not subject to mandatory redemption - Shares issued by EIT secured by EIT's assets and which are non-recourse to Centerline. Such shares are fully defeased in principle and maturity by EIT's assets.

SIFMA - The Securities Industry and Financial Markets Association Municipal Swap Index; the principal benchmark for floating-rate

The March 2010 Restructuring - On March 5, 2010, Centerline completed a series of transactions with an affiliate of Island Capital Group LLC ("Island Capital"), C-III Capital Partners LLC ("C-III") and Centerline's creditors and preferred shareholders (the "March 2010 Restructuring").

Glossary